                     WaMu Mortgage Pass-Through Certificates
                                 Series 2003-AR5

                               Marketing Materials

                         [$1,456,055,000] (Approximate)

                                     [LOGO]
                               Washington Mutual

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer


LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Preliminary Term Sheet                              Date Prepared: April 7, 2003

                                    Contacts

                                     Trading:

               Brian Hargrave / Rich McKinney       (212) 526-8320
               Brendan Garvey                       (212) 526-8315

                                    Syndicate:

               Kevin White / Daniel Covello         (212) 526-9519

                          Residential Mortgage Finance:

               Stan Labanowski                      (212) 526-6211
               Mike Hitzmann                        (212) 526-5806
               Andrea Lenox                         (212) 526-9637
               Mary Stone                           (212) 526-9606
               Darius Houseal                       (212) 526-9466

--------------------------------------------------------------------------------
      ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF MARCH 28, 2003 (THE "STATISTICAL CALCULATION DATE")
UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.
  THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL
                              TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------

    FOR THE PURPOSES OF THE CALCULATIONS IN THE FOLLOWING TABLE AND THE YIELD TABLES ON PAGES 15 AND 16, THE MORTGAGE LOANS ARE ASSUMED TO HAVE AN AGGREGATE
   UNPAID PRINCIPAL BALANCE ("UPB") OF $1,498,000,000, THE MORTGAGE LOANS ARE ASSUMED TO ADJUST ANNUALLY BASED ON ONE YEAR CMT PLUS THEIR RESPECTIVE MARGIN, AND ONE YEAR CMT IS HELD CONSTANT AT 1.22%. THE MORTGAGE LOANS ARE ASSUMED TO
HAVE THE FOLLOWING ADDITIONAL CHARACTERISTICS BASED ON AN APRIL 1, 2003 CUT-OFF
                                     DATE:

ASSUMED MORTGAGE LOAN CHARACTERISTICS:

-----------------------------------------------------------------------------------------------------------------
                        GROSS            NET                   REMAINING    MARGIN    FLOOR    MAX RATE    MONTHS
#       UPB ($)         RATE (%)       RATE (%)    WAM   AGE    IO TERM      (%)       (%)        (%)     TO ROLL
-----------------------------------------------------------------------------------------------------------------
1     4,634,752.70   5.8295965611   5.4045965611   352     8      N/A      2.75008   2.75008   10.82960     52
2    14,272,161.15   5.2612227859   4.8362227859   355     5      N/A      2.76428   2.76428   10.32230     55
3   115,214,852.98   5.2573294913   4.8323294913   359     1      N/A      2.75468   2.75468   10.27201     59
4   193,858,232.93   5.1654459184   4.7404459184   360     0      N/A      2.75217   2.75217   10.18192     60
5     2,280,368.35   6.0674420854   5.6424420854   348    12       48      2.75000   2.75000   11.06744     48
6    10,566,537.05   5.3172179421   4.8922179421   354     6       54      2.75000   2.75000   10.31722     54
7   260,139,429.48   5.1866472398   4.7616472398   359     1       59      2.74896   2.74896   10.19175     59
8   897,033,665.36   4.9655756770   4.5405756770   360     0       60      2.75016   2.75016    9.96760     60
-----------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        2            RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                              Date Prepared: April 7, 2003

            WaMu Mortgage Pass-Through Certificates, Series 2003-AR5 [$1,456,055,000] (Approximate, Subject to +/- 10% Variance)

                      Publicly Offered Senior Certificates
                    5/1 Hybrid ARM Residential Mortgage Loans

=========================================================================================================================
                                   WAL (Yrs)        Pmt Window
                 Principal            To              (Mths)
                   Amount         Auct or Wtd      To Auct or Wtd   Interest                           Expected Ratings
Class (1)      (Approx.) (2)    Avg Roll/Mat(3)   Avg Roll/Mat(3)   Rate Type        Tranche Type     [Moody's/S&P/Fitch]
---------   -----------------   ---------------   ---------------   ---------       ---------------   -------------------
   A-1         [$182,000,000]       0.50/NA           1-12/NA       Fixed [ ]% (4)    Senior SEQ         Aaa/AAA/AAA
   A-2          [$80,000,000]       1.25/NA           12-18/NA      Fixed [ ]% (4)    Senior SEQ         Aaa/AAA/AAA
   A-3         [$124,000,000]       2.00/NA           18-30/NA      Fixed [ ]% (4)    Senior SEQ         Aaa/AAA/AAA
   A-4          [$87,000,000]       3.00/NA           30-42/NA      Fixed [ ]% (4)    Senior SEQ         Aaa/AAA/AAA
   A-5          [$82,000,000]       4.15/NA           42-58/NA      Fixed [ ]% (4)    Senior SEQ         Aaa/AAA/AAA
   A-6         [$173,027,000]       4.83/NA           58-58/NA      Fixed [ ]% (4)    Senior SEQ         Aaa/AAA/AAA
   A-7         [$728,028,000]      2.60/3.34         1-59/1-360     Fixed [ ]% (5)     Senior PT          Aaa/AAA/AAA
-------------------------------------------------------------------------------------------------------------------------
  R(6)      $             100                                                       Senior/Residual       Aaa/AAA/AAA
 X-1 (7)             Notional                                                          Senior IO          Aaa/AAA/AAA
 X-2 (7)             Notional            Information Not Provided Hereby               Senior IO          Aaa/AAA/AAA
 B1 (8)         [$15,729,000]                                                         Subordinate          Aa2/AA/AA
 B2 (8)         [$11,984,000]                                                         Subordinate           A2/A/A
 B3 (8)          [$5,992,000]                                                         Subordinate        Baa2/BBB/BBB
-------------------------------------------------------------------------------------------------------------------------
 B4 (8)          [$2,247,000]                                                         Subordinate          Ba2/BB/BB
 B5 (8)          [$2,247,000]            Privately Offered Certificates               Subordinate           B2/B/B
 B6 (8)          [$3,745,900]                                                         Subordinate            NR/NR
=========================================================================================================================
Total:       [$1,498,000,000]

(1) As described herein the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 (the "Sequential Senior Certificates") are subject to a Mandatory Auction Call (as described below).

(2) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5% in the case of the Senior Certificates and 10% in the case of the Subordinate Certificates.

(3) WAL and Payment Window for the Sequential Senior Certificates are shown to the Auction Distribution Date using the Pricing Speed. The WAL and Payment Window for the Class A-7 Senior Certificates ("Pass-Through Senior Certificates") are shown to the Weighted Average Roll Date, as described herein.

(4) For every Distribution Date on or prior to the Auction Distribution Date (as described herein), the Sequential Senior Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Adjusted Net WAC Cap of the Mortgage Loans, as described herein. For every Distribution Date after the Auction Distribution Date, the interest rate for the Sequential Senior Certificates will be equal to the Net WAC of the Mortgage Loans, as defined below.

(5) For every Distribution Date on or prior to the Weighted Average Roll Date (as described herein), the Pass-Through Senior Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Weighted Average Roll Date, the interest rate for the Pass-Through Senior Certificates will be equal to the Net WAC of the Mortgage Loans.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        3            RESIDENTIAL MORTGAGE FINANCE

(6) REMIC Residual. For each Distribution Date, the Class R Certificates will have an interest rate equal to the weighted average of the Net Mortgage Rate for each Mortgage Loan (such weighted average, the "Net WAC"). As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.637]%.

(7) The Class X-1 and Class X-2 Certificates will be interest-only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional amounts as described on page
     9. After the Distribution Date in February 2008 (month 58) the Class X-1 Certificates will no longer be entitled to receive distributions of any kind. After the Distribution Date in March 2008 (month 59) the Class X-2 Certificates will no longer be entitled to receive distributions of any kind.

(8) For each Distribution Date, the Class B Certificates (the "Subordinate Certificates") will have an interest rate equal to the Net WAC. As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.637]%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        4            RESIDENTIAL MORTGAGE FINANCE

Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp. ("WMMSC")

Servicer:                  Washington Mutual Bank, FA ("WMBFA")

Lead Manager:              Lehman Brothers, Inc.

Co-Managers:               Bear Stearns Co. Inc. and Greenwich Capital Markets,
                           Inc.

Dealer:                    WaMu Capital Corp., a Washington Mutual, Inc. Company

Trustee:                   Deutsche Bank National Trust Company

Rating Agencies:           Moody's, S&P and Fitch will rate the Senior
                           Certificates and the Class B-1, Class B-2, Class B-3,
                           Class B-4 and Class B-5 Certificates. The Class B-6
                           Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 3 of this Preliminary Term Sheet.

Cut-off Date:              April 1, 2003

Statistical Calculation
Date:                      March 28, 2003

Expected Pricing Date:     On or about April [9], 2003.

Closing Date:              On or about April [25], 2003.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in May 2003.

Fixed Servicing Fee:       0.375% per annum of the aggregate principal balance
                           of the Mortgage Loans.

Variable Serving Fee:      The Servicer will receive a Variable Servicing Fee
                           calculated as a per annum rate that accrues on a notional amount. The Variable Servicing Fee rate will equal, for each monthly interest accrual period up to and including January 2008, the excess, if any, of (i) the Net WAC over (ii) the sum of [ ]% per annum and the weighted average of the annual certificate interest rates on the Sequential Senior
                           Certificates (the "Auction Certificates"). After the distribution date in February 2008, the Variable
                           Serving Fee will be equal to zero.

                           For each Distribution Date on or before February 2008 the Notional Amount for the Variable Serving Fee will be equal the aggregate Class Principal Balance of the Auction Certificates immediately before such Distribution Date. After the distribution date in February 2008, the Variable Serving Fee will have a Notional Amount equal to zero.

Master Servicing Fee:      0.050% per annum of the aggregate principal balance
                           of the Mortgage Loans.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        5            RESIDENTIAL MORTGAGE FINANCE

Certificates:              The "Senior Certificates" will consist of the Class
                           A-1, Class A-2, Class A-3, Class A-4, Class A-5 and
                           Class A-6 Certificates (together the "Sequential
                           Senior Certificates"), Class A-7 (the "Pass-Through
                           Senior Certificates"), the Class X-1, Class X-2
                           Certificates (the "Interest Only Certificates") and the Class R Certificate. The "Class A Certificates" will be the Sequential Senior Certificates and the Pass-Through Senior Certificates. The "Subordinate
                           Certificates" will consist of the Class B-1, Class
                           B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                           Certificates.The Senior Certificates and the
                           Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates and the Class B-1, Class B-2 and Class B-3
                           Certificates (the "Public Subordinate Certificates" and together with the Senior Certificates, the "Offered Certificates") are being offered publicly.

Accrued Interest:          The Class A-1 and Class A-2 Certificates settle flat.
                           The remaining Senior Certificates and the Public
                           Subordinate Certificates settle with accrued interest. The price to be paid by investors for the remaining Senior Certificates and the Public
                           Subordinate Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (24 days).

Delay Days:                24 days, excluding the Class A-1 and Class A-2
                           Certificates which are 0 Days.

Day Count:                 30/360

Interest Accrual Period:   The interest accrual period with respect to the Class
                           A-3, Class A-4, Class A-5, Class A-6 and Class A-7
                           Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

                           The interest accrual period for the Class A-1 and Class A-2 Certificates for a given Distribution Date will be period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Class X-2, Pass-Through
                           Senior and Public Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. On or prior to the Auction
                           Distribution Date, the Class X-1 Certificates will be treated as a REMIC regular interest coupled with an interest in an interest rate cap agreement and the Sequential Senior Certificates will be treated as REMIC regular interests coupled with an interest in an interest rate cap agreement and an interest in an auction,and thereafter the Sequential Senior
                           Certificates will be treated as REMIC regular interests. The Class R Certificates will be treated as REMIC residual interests for federal tax income purposes.

ERISA Eligibility:         The Class A, Class X and the Public Subordinate
                           Certificates are expected to be ERISA eligible, subject to the limitations set forth in the final prospectus supplement. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates, the Class X Certificates and the Public Subordinate
                           Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The
                           Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:           The Senior Certificates and the Class B-1
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        6            RESIDENTIAL MORTGAGE FINANCE

Auction Administrator:     Deutsche Bank National Trust Company

Mandatory Auction:         Five business days prior to the Distribution Date in
                           February 2008 (month 58) (the "Auction Distribution
                           Date"), the Auction Administrator will auction each of the Sequential Senior Certificates (the Class
                           A-1, Class A-2, Class A-3, Class A-4,Class A-5 and
                           Class A-6 Certificates) to third-party investors.
                           The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Sequential Senior Certificates on the Auction Distribution Date.These holders will be obligated to tender their respective Certificates to the Auction Administrator.

                           The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:         [Wells Fargo Bank ("WFB") will guarantee the
                           obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of WFB are currently rated "AA-" by S&P, "AA+" by Fitch and "Aa1" by Moody's.]

Auction Price:             The price at which the Auction Administrator sells
                           each of the Sequential Senior Certificates to the third-party investors.

Par Price:                 With respect to each of the Class A-1 and Class A-2
                           Certificates, the principal balance of the related
                           Class A Certificates, after reducing the principal balance of such Class A Certificates by principal distributions and losses on the Auction Distribution
                           Date.

                           With respect to each of the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, the sum of (i) the principal balance of the related Class A Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage
                           Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:                 The Distribution Date in March 2008 (month 59).

Pricing Prepayment
Speed: The Offered Certificates will be priced to a 25% constant prepayment rate ("CPR").

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        7            RESIDENTIAL MORTGAGE FINANCE

Mortgage Loans:            As of the Statistical Calculation Date, the
                           aggregate principal balance of the mortgage loans described herein is approximately $1,281,954,863.98
                           (the "Mortgage Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each
                           Mortgage Loan has an original term to maturity of 30 years.

                           As of the Statistical Calculation Date, approximately [78.11]% of the Statistical Calculation Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize each mortgage loan over its remaining 25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                           The information related to the Mortgage Loans described herein reflects information as of the Statistical Calculation Date. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[1,498,000,000,000], subject to an increase or decrease of 5%, in the case of the Senior Certificates, and 10%, in the case of the Subordinate Certificates, from the amounts shown on page 3.

Interest Only Classes:     The Class X-1 and Class X-2 Certificates will be
                           interest-only certificates; they will not be entitled to payments of principal and will accrue interest on their respective Notional Amounts, as defined on page
                           9 under "Class X Notional Amounts".

                           Class X-1 Certificates will bear interest at an annual certificate interest rate equal to the lesser of (x) [ %] (reduced as necessary to reflect the payment of any Cap Coverage Amount, as defined herein) and (y) the excess, if any, of (i) the Net WAC over (ii) the weighted average of the annual certificate interest rates on the Sequential Senior Certificates until the distribution date in February 2008 (month 58) based on a Notional Amount. After the distribution date in February 2008, the Class X-1 Certificates will not be entitled to distributions of any kind and will have a Notional Amount equal to zero.

                           Class X-2 Certificates will bear interest at an annual certificate interest rate equal to the excess, if any, of the Net WAC over the current certificate interest rate on the Pass-Through Senior Certificates until the distribution date in March 2008 (month 59) based on a Notional Amount. After the distribution date in March 2008, the Class X-2 Certificates will not be entitled to distributions of any kind and will have a Notional Amount equal to zero.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        8            RESIDENTIAL MORTGAGE FINANCE

Class X
Notional Amounts:          The Class X-1 and Class X-2 Certificates will accrue
                           interest on their respective Class Notional Amount.

                           For each Distribution Date on or before February 2008 (month 58) the Notional Amount for the Class X-1 Certificates will be equal to the aggregate Class Principal Balance of the Sequential Senior Certificates immediately before such Distribution Date. After the distribution date in February 2008, the Class X-1 Certificates will have a Notional Amount equal to zero and will not be entitled to distributions of any kind.

                           For each Distribution Date on or before March 2008 (month 59) the Notional Amount for the Class X-2 will be equal to the Class Principal Balance of the Pass-Through Senior Certificates (the Class A-7) immediately before such Distribution Date. After the distribution date in March 2008, the Class X-2 Certificates will have a Notional Amount equal to zero and will not be entitled to distributions of any kind.

Last Scheduled
Distribution Date:         The Last Scheduled Distribution Date for the
                           certificates (other than the Class X Certificates) is the Distribution Date in [ ], which is the Distribution Date in the month after the scheduled maturity date for the latest maturing mortgage loan.

                           The Last Scheduled Distribution Date for the Class X-1 Certificates is the Distribution Date in February 2008, which is the last Distribution Date on which the Class X-1 Certificates are entitled to receive distributions of interest. The Last Scheduled Distribution Date for the Class X-2 Certificates is the Distribution Date in March 2008, which is the last Distribution Date on which the Class X-2 Certificates are entitled to receive distributions of interest.

Net Mortgage Rate:         The Net Mortgage Rate for each mortgage loan is equal
                           to the per annum mortgage interest rate on that mortgage loan less the sum of the master servicing fee rate and fixed servicing fee rate.

Net WAC: The Net WAC (the "Weighted Average Pass-Through Rate ") for any Distribution Date is the weighted average of the Net Mortgage Rates of the mortgage loans as of the second preceding Due Date after giving effect to the payments due on the mortgage loans on that Due Date.

                           As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date in May 2003 is expected to be approximately [4.637%].

Due Date:                  The day on which the monthly payment for each
                           Mortgage Loan is due is the "Due Date".

Prior Period:              With respect to any Distribution Date, the calendar
                           month immediately preceding such Distribution Date is the "Prior Period."

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        9            RESIDENTIAL MORTGAGE FINANCE

Payoffs:                   Payoffs are repayments in full.

Curtailments:              Curtailments are partial prepayments on a mortgage
                           loan.

Advancing Obligation:      The Master Servicer is obligated to advance
                           delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:     Washington Mutual Mortgage Securities Corp., as
                           Master Servicer, is obligated to remit to the Certificate Account on the business day before each Distribution Date an amount equal to the lesser of
                           (a) any shortfall for the previous month in interest collections resulting from the timing of Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and
                           (b) the applicable monthly master servicing fee payable to Washington Mutual Mortgage Securities
                           Corp., any reinvestment income realized by Washington
                           Mutual Mortgage Securities Corp., as master servicer, relating to Payoffs made during the Prepayment Period
                           (as defined below) and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.
                           Compensating Interest will be added to the Available
                           Distribution Amount.

                           Any remaining shortfall in interest collections resulting from Curtailments, the timing of Payoffs and the Relief Act will be allocated pro rata to the amount of the Variable Servicing Fee and to the certificates, according to the amount of the Variable Servicing Fee and to the amount of interest to which each class of certificates would otherwise be entitled, in each case, in reduction of that amount.

Prepayment Period:         The "Prepayment Period" will start on the 15th day of
                           the month preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution Date, beginning on the Cut-Off
                           Date) and will end on the 14th day of the month in which the Distribution Date occurs. For each Distribution Date and each Curtailment, the related
                           "Prepayment Period" will be the month preceding the month in which the Distribution Date occurs.

Principal Prepayment
Amount: For any Distribution Date, the "Principal Prepayment Amount" is the sum of all Payoffs and Curtailments that were received during the related Prepayment Period.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        10           RESIDENTIAL MORTGAGE FINANCE

Senior Certificate
Interest Payable:          The Senior Certificates will generally accrue
                           interest at the fixed interest rates set forth on page 3. To the extent that the Net WAC for a Distribution Date is less than the fixed interest rate for a given class of Sequential Senior
                           Certificates (a "Capped Class"), such class may receive interest up to the amount of interest shortfall it would have incurred had its interest rate for such Distribution Date been limited by the Net WAC (the "Net WAC Shortfall").

                           The interest payable on a Capped Class may be increased by an amount up to its Net WAC Shortfall by redirecting interest otherwise payable to the Class X-1 Certificates for such Distribution Date. The aggregate amount of such Class X-1 interest available to pay Net WAC Shortfalls is referred to as the "Available Class X-1 Redirected Amount".

                           The additional interest payable to each Capped Class to cover its Net WAC Shortfall (the "Cap Coverage Amount") is equal to the lesser of (a) its Net WAC Shortfall and (b) the product of (x) the Available Class X-1 Redirected Amount and (y) the ratio of its Net WAC Shortfall to the aggregate Net WAC Shortfall for all Capped Classes. The interest rate paid to each Capped Class including its Cap Coverage Amount is equal to its Adjusted Net WAC Cap, as defined below.

Adjusted Net WAC Cap:      With respect to any Capped Class, the sum of (i) the
                           Net WAC and (ii) the product of 12 and a fraction, the numerator of which is its Cap Coverage Amount and the denominator of which is the principal balance of such Class immediately prior to such Distribution
                           Date.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The
                           initial credit enhancement for the Class A
                           Certificates will consist of the subordination of the Class B Certificates, initially [2.80]% total subordination.

                           The initial credit enhancement information shown below is subject to final rating agency approval:

                      Subordination of Class B Certificates
                      -------------------------------------

                            -----------------------
              Priority of            Class A          Order of
              Payment        Credit Support (2.80%)   Loss
                            -----------------------   Allocation
                                    Class B-1
                             Credit Support (1.75%)
                            -----------------------
                                    Class B-2
                             Credit Support (0.95%)
                            -----------------------
                                    Class B-3
                             Credit Support (0.55%)
                            -----------------------
                                    Class B-4
                             Credit Support (0.40%)
                            -----------------------
                                    Class B-5
                             Credit Support (0.25%)
                            -----------------------
                                    Class B-6
                             Credit Support (0.00%)
                            -----------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        11           RESIDENTIAL MORTGAGE FINANCE

Shifting Interest:         Until the first Distribution Date occurring after
                           [April 2010], the Subordinate Certificates will be locked out from receipt of unscheduled principal
                           (unless the Senior Certificates (other than the Class
                           X-1 and Class X-2 Certificates) are paid down to zero or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                           The prepayment percentages on the Subordinate Certificates are as follows:

                           Periods:                  Unscheduled Principal Payments (%)
                           --------                  ----------------------------------
                           May 2003 - April 2010               0% Pro Rata Share
                           May 2010 - April 2011              30% Pro Rata Share
                           May 2011 - April 2012              40% Pro Rata Share
                           May 2012 - April 2013              60% Pro Rata Share
                           May 2013 - April 2014              80% Pro Rata Share
                           May 2014 and after                100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X-1 and Class X-2 Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [May 2006], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [May 2006], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X-1 and Class X-2 Certificates) will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter pro rata to the Senior
                           Certificates until each respective class principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X-1 and Class X-2 Certificates) on a pro rata basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        12           RESIDENTIAL MORTGAGE FINANCE

Certificates Priority of
Distributions:             Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                           1)   Senior Certificates, accrued and unpaid
                                interest, at the related Certificate Interest Rate;

                           2)   Variable Servicing Fee;

                           3) Class R Certificate, principal, until its class principal balance is reduced to zero;

                           4) To the Class A Certificates, concurrently, paid pro-rata:

                                     (a)  To the Sequential Senior Certificates,
                                          sequentially, principal, untiltheir
                                          respective class principal balances
                                          are reduced to zero;

                                     (b)  To the Pass-Through Senior
                                          Certificates, principal until their
                                          class principal balances are reduced
                                          to zero;

                           5) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                           6) Class B-1 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                           7) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                           8) Class B-2 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                           9) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                           10) Class B-3 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                           11)  Class B-4, Class B-5 and Class B-6
                                Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes;

                           12)  Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        13           RESIDENTIAL MORTGAGE FINANCE

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        14           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                Yield Tables (%)

Class A-1 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
    100-00        1.636      1.636      1.636      1.636      1.636      1.636
================================================================================
WAL (yr)           1.27       0.84       0.63       0.50       0.41       0.30
MDUR (yr)          1.24       0.83       0.62       0.49       0.41       0.30
First Prin Pay   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03
Last Prin Pay    11/25/05   01/25/05   07/25/04   04/25/04   02/25/04   11/25/03
--------------------------------------------------------------------------------

Class A-2 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
    100-00        2.483      2.483      2.483      2.483      2.483      2.483
================================================================================
WAL (yr)           3.29       2.17       1.60       1.25       1.02       0.73
MDUR (yr)          3.12       2.09       1.55       1.22       1.00       0.71
First Prin Pay   11/25/05   01/25/05   07/25/04   04/25/04   02/25/04   11/25/03
Last Prin Pay    04/25/07   12/25/05   03/25/05   10/25/04   07/25/04   03/25/04
--------------------------------------------------------------------------------

Class A-3 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
    100-00        3.189      3.146      3.124      3.100      3.075      3.021
================================================================================
WAL (yr)           4.69       3.48       2.56       2.00       1.63       1.15
MDUR (yr)          4.29       3.25       2.42       1.91       1.56       1.12
First Prin Pay   04/25/07   12/25/05   03/25/05   10/25/04   07/25/04   03/25/04
Last Prin Pay    02/25/08   09/25/07   07/25/06   10/25/05   05/25/05   09/25/04
--------------------------------------------------------------------------------

Class A-4 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
    100-00        3.810      3.796      3.749      3.730      3.710      3.665
================================================================================
WAL (yr)           4.83       4.78       3.86       3.00       2.43       1.72
MDUR (yr)          4.34       4.30       3.53       2.79       2.28       1.63
First Prin Pay   02/25/08   09/25/07   07/25/06   10/25/05   05/25/05   09/25/04
Last Prin Pay    02/25/08   02/25/08   10/25/07   10/25/06   02/25/06   04/25/05
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        15           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                Yield Tables (%)

Class A-5 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
    100-00        4.033      4.033      4.021      3.972      3.957      3.922
================================================================================
WAL (yr)           4.83       4.83       4.80       4.15       3.34       2.34
MDUR (yr)          4.32       4.32       4.29       3.75       3.07       2.20
First Prin Pay   02/25/08   02/25/08   10/25/07   10/25/06   02/25/06   04/25/05
Last Prin Pay    02/25/08   02/25/08   02/25/08   02/25/08   03/25/07   01/25/06
--------------------------------------------------------------------------------

Class A-6 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
    100-00        3.871      3.871      3.871      3.871      3.856      3.830
================================================================================
WAL (yr)           4.83       4.83       4.83       4.83       4.70       4.01
MDUR (yr)          4.34       4.34       4.34       4.34       4.22       3.64
First Prin Pay   02/25/08   02/25/08   02/25/08   02/25/08   03/25/07   01/25/06
Last Prin Pay    02/25/08   02/25/08   02/25/08   02/25/08   02/25/08   02/25/08
--------------------------------------------------------------------------------

Class A-7 to Weighted Average Roll Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
    101-00        3.913      3.864      3.810      3.749      3.680      3.515
================================================================================
WAL (yr)           3.80       3.34       2.95       2.60       2.29       1.78
MDUR (yr)          3.41       3.02       2.68       2.38       2.11       1.66
First Prin Pay   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03
Last Prin Pay    03/25/08   03/25/08   03/25/08   03/25/08   03/25/08   03/25/08
--------------------------------------------------------------------------------

Class A-7 to Maturity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
    101-00        3.772      3.772      3.755      3.721      3.669      3.521
================================================================================
WAL (yr)           7.68       5.53       4.21       3.34       2.72       1.92
MDUR (yr)          5.95       4.51       3.57       2.91       2.43       1.77
First Prin Pay   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03   05/25/03
Last Prin Pay    04/25/33   04/25/33   04/25/33   04/25/33   04/25/33   04/25/33
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        16           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2003-AR5
                      30 Year 5/1 Hybrid ARM Mortgage Loans
    Preliminary Collateral Information As of the Statistical Calculation Date

TOTAL CURRENT BALANCE:       $1,281,954,863.98
NUMBER OF LOANS:                         2,062

                                                           Minimum              Maximum
AVG CURRENT BALANCE:         $      621,704.59         $320,903.71        $1,500,000.00
AVG ORIGINAL BALANCE:        $      621,892.67         $323,000.00        $1,500,000.00

WAVG LOAN RATE:                          5.062 %             3.875 %              6.625 %
WAVG GROSS MARGIN:                       2.751 %             2.600 %              3.250 %
WAVG MAXIMUM LOAN RATE:                 10.068 %             8.875 %             11.625 %
WAVG PERIODIC RATE CAP:                  2.000 %             2.000 %              2.000 %
WAVG FIRST RATE CAP:                     5.000 %             5.000 %              5.000 %

WAVG ORIGINAL LTV:                       64.55 %              7.27 %              95.00 %

WAVG CREDIT SCORE:                         742                 620                  848

WAVG ORIGINAL TERM:                      360.0 months        360.0 months         360.0 months
WAVG REMAINING TERM (1):                 359.5 months        344.0 months         360.0 months
WAVG SEASONING(1):                         0.5 months          0.0 months          16.0 months

WAVG NEXT RATE RESET(1):                  59.5 months         44.0 months          60.0 months
WAVG RATE ADJ FREQ:                       12.0 months         12.0 months          12.0 months
WAVG FIRST RATE ADJ FREQ:                 60.0 months         60.0 months          60.0 months

TOP STATE CONC ($):          65.99 % California, 4.79 % New York, 3.79% Illinois
MAXIMUM ZIP CODE CONC ($):    1.85 % 94010

FIRST PAY DATE:                                       Jan 01, 2002        June 01, 2003
RATE CHANGE DATE:                                     Dec 01, 2006         May 01, 2008
MATURE DATE:                                          Dec 01, 2031          Apr 1, 2038

(1) The weighted-average ("WAVG") REMAINING TERM ("WAM") and SEASONING ("AGE") were calculated as of April 1, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        17           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
INDEX:                           Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
1 Year CMT (Weekly)                   2,062        1,281,954,863.98         100.00
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
PRODUCT:                         Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
5/1 ARM                               2,062        1,281,954,863.98         100.00
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
DELINQUENCY:                     Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
Current                               2,062        1,281,954,863.98         100.00
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
CURRENT BALANCE ($):             Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
  300,000.01 -   400,000.00             442          161,820,691.64          12.62
  400,000.01 -   500,000.00             506          228,738,671.64          17.84
  500,000.01 -   600,000.00             312          173,184,248.15          13.51
  600,000.01 -   700,000.00             212          137,644,733.82          10.74
  700,000.01 -   800,000.00             148          111,661,962.16           8.71
  800,000.01 -   900,000.00             102           87,391,675.42           6.82
  900,000.01 - 1,000,000.00             148          144,641,871.93          11.28
1,000,000.01 - 1,100,000.00              56           59,147,304.23           4.61
1,100,000.01 - 1,200,000.00              34           39,578,155.00           3.09
1,200,000.01 - 1,300,000.00              43           54,203,399.99           4.23
1,300,000.01 - 1,400,000.00              31           42,401,150.00           3.31
1,400,000.01 - 1,500,000.00              28           41,541,000.00           3.24
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        18           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
LOAN RATE (%):                   Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
3.751 - 4.000                            11            6,228,920.00           0.49
4.001 - 4.250                            16           11,373,152.10           0.89
4.251 - 4.500                            64           40,395,979.23           3.15
4.501 - 4.750                           274          177,448,558.49          13.84
4.751 - 5.000                           589          390,177,739.72          30.44
5.001 - 5.250                           668          416,951,874.25          32.52
5.251 - 5.500                           347          193,151,665.78          15.07
5.501 - 5.750                            70           35,247,071.75           2.75
5.751 - 6.000                            18            9,162,310.42           0.71
6.001 - 6.250                             1              361,336.30           0.03
6.251 - 6.500                             2              756,445.73           0.06
6.501 - 6.750                             2              699,810.21           0.05
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
GROSS MARGIN (%):                Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
2.600                                     4            2,686,200.00           0.21
2.620                                     1            1,000,000.00           0.08
2.750                                 2,045        1,272,163,922.30          99.24
2.751                                     1              322,646.17           0.03
2.760                                     1              375,000.00           0.03
2.800                                     1            1,140,000.00           0.09
2.850                                     1              977,630.00           0.08
3.000                                     1              552,000.00           0.04
3.050                                     1              430,000.00           0.03
3.125                                     3            1,251,567.03           0.10
3.250                                     3            1,055,898.48           0.08
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        19           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
MAXIMUM LOAN RATE (%):           Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
 8.751 -  9.000                           7            3,946,420.00           0.31
 9.001 -  9.250                          15           10,453,000.00           0.82
 9.251 -  9.500                          64           41,186,479.23           3.21
 9.501 -  9.750                         274          177,616,558.49          13.86
 9.751 - 10.000                         585          388,076,704.31          30.27
10.001 - 10.250                         666          416,270,174.98          32.47
10.251 - 10.500                         348          193,718,682.99          15.11
10.501 - 10.750                          71           35,679,071.75           2.78
10.751 - 11.000                          23           11,481,874.80           0.90
11.001 - 11.250                           3            1,345,035.57           0.10
11.251 - 11.500                           4            1,481,051.65           0.12
11.501 - 11.750                           2              699,810.21           0.05
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
FIRST RATE CAP (%):              Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
5.000                                 2,062        1,281,954,863.98         100.00
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
PERIODIC RATE CAP (%):           Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
2.000                                 2,062        1,281,954,863.98         100.00
---------------------------------------------------------------------------------------
Total                                 2,062        1,281,954,863.98         100.00
=======================================================================================

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
ORIGINAL TERM (months):          Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
360                                   2,062        1,281,954,863.98         100.00
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
REMAINING TERM (months) (1):     Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
344 - 348                                 3            1,148,545.73           0.09
349 - 360                             2,059        1,280,806,318.25          99.91
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

(1)  As of April 1, 2003

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        20           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
FIRST RATE ADJUSTMENT DATE:      Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
2006-12                                   2              773,545.73           0.06
2007-02                                   1              375,000.00           0.03
2007-05                                   2              715,210.21           0.06
2007-07                                   2              778,588.18           0.06
2007-08                                   1              327,618.79           0.03
2007-09                                   9            4,947,844.87           0.39
2007-10                                   9            4,141,382.75           0.32
2007-11                                  17            9,480,208.22           0.74
2007-12                                  24           12,938,722.66           1.01
2008-01                                  46           26,909,744.84           2.10
2008-02                                 112           66,748,265.95           5.21
2008-03                                 355          220,257,867.23          17.18
2008-04                               1,480          932,215,864.55          72.72
2008-05                                   2            1,345,000.00           0.10
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
ORIGINAL LTV (%):                Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
 5.01 - 10.00                             1              398,649.30           0.03
10.01 - 15.00                             3            2,265,000.00           0.18
15.01 - 20.00                             8            4,189,936.58           0.33
20.01 - 25.00                            20           15,154,888.68           1.18
25.01 - 30.00                            22           14,954,674.51           1.17
30.01 - 35.00                            55           39,436,593.35           3.08
35.01 - 40.00                            53           38,242,291.58           2.98
40.01 - 45.00                            61           43,737,239.63           3.41
45.01 - 50.00                            95           63,755,273.39           4.97
50.01 - 55.00                           110           70,289,737.67           5.48
55.01 - 60.00                           152          100,335,435.02           7.83
60.01 - 65.00                           217          149,776,598.66          11.68
65.01 - 70.00                           288          195,232,467.42          15.23
70.01 - 75.00                           423          240,992,294.07          18.80
75.01 - 80.00                           529          293,341,139.25          22.88
80.01 - 85.00                             3            1,239,678.51           0.10
85.01 - 90.00                            15            5,812,375.26           0.45
90.01 - 95.00                             7            2,800,591.10           0.22
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        21           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
CREDIT SCORE:                    Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
611 - 650                                44           20,617,886.76           1.61
651 - 700                               195          105,014,161.71           8.19
701 - 750                               911          588,531,495.48          45.91
751 - 800                               882          551,193,815.70          43.00
801 - 850                                30           16,597,504.33           1.29
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
AMORTIZATION:                    Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
Interest Only                         1,482        1,001,276,922.74          78.11
Fully Amortizing                        580          280,677,941.24          21.89
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
DOCUMENTATION:                   Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
Reduced                               1,090          741,224,669.69          57.82
Full                                    972          540,730,194.29          42.18
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
OCCUPANCY:                       Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
Primary Home                          1,960        1,221,315,107.38          95.27
Second Home                             101           60,312,606.60           4.70
Investment                                1              327,150.00           0.03
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
PROPERTY TYPE:                   Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
Single Family                         1,868        1,173,141,500.54          91.51
Condo Low Rise                          185          103,552,366.39           8.08
Coop                                      5            3,325,387.94           0.26
Townhouse                                 3            1,348,309.11           0.11
3 Family                                  1              587,300.00           0.05
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        22           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
PURPOSE:                         Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
Rate/Term Refinance                   1,041          646,376,389.48          50.42
Cash Out Refinance                      605          385,546,857.37          30.07
Purchase                                416          250,031,617.13          19.50
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        23           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
GEOGRAPHIC AREA:                 Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
Arizona                                  39           22,357,428.94           1.74
California                            1,330          845,993,607.37          65.99
Colorado                                 43           23,017,464.30           1.80
Connecticut                              49           37,739,756.36           2.94
District Of Columbia                      4            2,055,950.00           0.16
Delaware                                  1              700,000.00           0.05
Florida                                  50           33,494,406.74           2.61
Georgia                                  14            7,900,800.00           0.62
Idaho                                     1              375,000.00           0.03
Illinois                                 89           48,540,634.69           3.79
Indiana                                   4            2,442,534.48           0.19
Kansas                                    2            1,387,750.00           0.11
Kentucky                                  3            1,501,153.99           0.12
Louisiana                                 1              995,642.64           0.08
Massachusetts                            87           48,379,119.60           3.77
Maryland                                 14            6,829,796.03           0.53
Michigan                                 27           14,806,853.59           1.16
Minnesota                                 9            5,360,150.00           0.42
Missouri                                 14            8,531,325.38           0.67
Montana                                   4            2,201,991.49           0.17
North Carolina                            6            2,691,202.49           0.21
New Hampshire                             3            2,243,618.79           0.18
New Jersey                               25           14,824,451.33           1.16
New Mexico                                3            1,388,648.13           0.11
Nevada                                   15            8,526,591.78           0.67
New York                                 86           61,374,560.31           4.79
Ohio                                      6            2,661,593.58           0.21
Oklahoma                                  1              572,617.74           0.04
Oregon                                    8            4,456,813.31           0.35
Pennsylvania                              7            3,180,573.13           0.25
Rhode Island                              1              495,000.00           0.04
South Carolina                            8            4,925,340.11           0.38
Texas                                     8            4,683,291.94           0.37
Utah                                      7            3,657,433.69           0.29
Virginia                                 18            9,065,831.20           0.71
Vermont                                   1              449,952.29           0.04
Washington                               71           40,891,478.56           3.19
Wisconsin                                 3            1,254,500.00           0.10
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        24           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
NORTH/SOUTH CA BREAKOUT:         Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
CA-N                                    747          469,532,014.54          36.63
CA-S                                    583          376,461,592.83          29.37
Other                                   732          435,961,256.61          34.01
---------------------------------------------------------------------------------------
Total:                                2,062        1,281,954,863.98         100.00
=======================================================================================

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
TOP 50 PROP ZIP (CA)             Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
94010 HILLSBOROUGH, CA                   16           16,628,060.03           1.97
90210 BEVERLY HILLS, CA                  14           13,669,731.25           1.62
94941 MILL VALLEY, CA                    17           12,610,000.00           1.49
95070 SARATOGA, CA                       15           12,299,000.00           1.45
95120 SAN JOSE, CA                       19           11,063,000.00           1.31
92660 NEWPORT BEACH, CA                  14           10,888,250.01           1.29
94566 PLEASANTON, CA                     17           10,431,520.00           1.23
94025 MENLO PARK, CA                     15            9,766,970.27           1.15
92067 RANCHO SANTA FE, CA                10            9,333,601.00           1.10
94024 LOS ALTOS, CA                      13            9,330,500.00           1.10
90402 SANTA MONICA, CA                    8            9,329,500.00           1.10
90049 LOS ANGELES, CA                    10            8,903,001.00           1.05
95014 CUPERTINO, CA                      12            8,763,000.00           1.04
92130 SAN DIEGO, CA                      14            8,255,150.00           0.98
93108 SANTA BARBARA, CA                   8            8,172,000.00           0.97
94583 SAN RAMON, CA                      16            8,097,175.00           0.96
92651 LAGUNA BEACH, CA                   12            8,059,371.88           0.95
94022 LOS ALTOS, CA                       8            8,012,778.64           0.95
94920 TIBURON, CA                        10            7,729,900.00           0.91
94507 ALAMO, CA                          10            7,614,200.00           0.90
94904 KENTFIELD, CA                       7            7,263,300.00           0.86
90274 PALOS VERDES ESTATES, CA           11            7,164,065.61           0.85
94010 BURLINGAME, CA                     10            7,068,100.00           0.84
94114 SAN FRANCISCO, CA                  11            6,956,750.00           0.82
90272 PACIFIC PALISADES, CA               8            6,806,000.00           0.80
94901 SAN RAFAEL, CA                     12            6,725,100.00           0.79
92657 NEWPORT COAST, CA                   7            6,683,500.00           0.79
94062 REDWOOD CITY, CA                    9            6,663,000.00           0.79
90265 MALIBU, CA                          8            6,655,042.79           0.79
90266 MANHATTAN BEACH, CA                 9            6,467,060.43           0.76
90069 LOS ANGELES, CA                     7            6,181,205.00           0.73
94404 FOSTER CITY, CA                    11            6,081,550.00           0.72

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        25           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR5
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                        % of Aggregate
                                    Number of     Principal Balance   Principal Balance
TOP 50 PROP ZIP (CA) (Cont.)     Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------------
92679 COTO DE CAZA, CA                    9            5,939,067.03           0.70
94563 ORINDA, CA                          8            5,873,507.36           0.69
92037 LA JOLLA, CA                        7            5,768,000.00           0.68
95032 LOS GATOS, CA                       8            5,732,250.00           0.68
94539 FREMONT, CA                         9            5,729,000.00           0.68
92253 LA QUINTA, CA                       9            5,569,000.00           0.66
94506 DANVILLE, CA                        7            5,463,000.00           0.65
94306 PALO ALTO, CA                       7            5,445,444.64           0.64
94070 SAN CARLOS, CA                      9            5,437,700.00           0.64
95125 SAN JOSE, CA                        8            5,248,010.42           0.62
94301 PALO ALTO, CA                       5            5,051,685.71           0.60
91302 CALABASAS, CA                       7            4,848,983.55           0.57
94303 PALO ALTO, CA                       7            4,843,551.23           0.57
94027 ATHERTON, CA                        5            4,787,000.00           0.57
93923 CARMEL, CA                          5            4,755,000.00           0.56
94062 WOODSIDE, CA                        4            4,712,500.00           0.56
92677 LAGUNA NIGUEL, CA                  10            4,701,200.00           0.56
93105 SANTA BARBARA, CA                   6            4,661,057.25           0.55
Other                                   832          471,756,267.27          55.76
---------------------------------------------------------------------------------------
Total:                                1,330          845,993,607.37         100.00
=======================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        26           RESIDENTIAL MORTGAGE FINANCE